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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): August 5, 1998

                            PROBUSINESS SERVICES, INC.
            (Exact name of Registrant as specified in its charter)


        DELAWARE                     001-13325-89                94-2976066
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)

                                   4125 HOPYARD ROAD
                                 PLEASANTON, CA 94588
                      (Address of principal executive offices)

                                     (925) 737-3500
                 (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of Financial Accounting Standards Board Statement No. 128, "Earnings per Share" (FAS 128) and Securities and Exchange Commission Staff Accounting Bulletin No. 98 (SAB 98) relating to "Earnings per Share".

     Restatement of selected data previously reported by the Company as it relates to the adoption of FAS 128 is attached hereto as EXHIBIT 99.1.

ITEM 7. EXHIBITS

Exhibit Number           Exhibit Description
--------------           -------------------
99.1                     99.1 Restatement of selected data as it relates to
                         the adoption of FAS 128, "Earnings per Share".


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  August 5, 1998

                                        PROBUSINESS SERVICES, INC.
                                        (Registrant)



                                        /s/ Thomas H. Sinton
                                        --------------------
                                        President and Chief Executive Officer



                                        /s/ Steven E. Klei
                                        ------------------
                                        Senior Vice President, Finance and
                                        Chief Financial Officer